UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2000 W. Sam Houston Pkwy. S., Suite 1700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2011, the board of directors of Bristow Group Inc. (“Bristow”) elected Mathew Masters to fill a vacancy created by the resignation of former director John M. May. Mr. Masters was designated for election to the board by Caledonia Investments plc (“Caledonia”), one of Bristow’s shareholders, pursuant to a Master Agreement (see below) dated December 12, 1996 among Bristow, a predecessor in interest to Caledonia and certain other persons. Mr. Masters was also appointed to the Compensation Committee.

Mr. Masters, age 38, a resident of England, currently serves as an Associate Director of Caledonia, a position he has held since April 2008. He began his career with Caledonia as Investment Executive in April 2006. From February 2000 to April 2006, Mr. Masters was a Corporate Finance Senior Manager for Grant Thornton, a UK based accounting and consulting firm. From January 1995 to December 1999, Mr. Masters was an Audit Manager for Grant Thornton. Mr. Masters currently serves as a non-executive director and as Chairman of the audit committee of Celerant Consulting Investments Limited, a consulting company with operations in Europe and the United States, as a non-executive director of Tribal Group plc, an educational software and services company listed on the London Stock Exchange, as a non-executive director of TCL Group Limited, a landscape services company, as a non-executive director of Satellite Information Services Limited, a technology services company, and as a non-executive director and member of the remuneration committee of Seven Publishing Group Limited, a publishing services company. Since 2006, Mr. Masters has also served as a Director of Celona Technologies Limited, a technology company.

The Master Agreement provides that so long as Caledonia owns (1) at least 1,000,000 shares of common stock of Bristow or (2) at least 49% of the total outstanding ordinary shares of Bristow Aviation Holdings Limited, Caledonia will have the right to designate two persons for nomination to the Bristow board and to replace any directors so nominated.

Mr. Masters entered into an Indemnity Agreement with Bristow whereby, among other things, Bristow agrees to provide him with directors’ and officers’ liability insurance, indemnification against certain claims and the advancement of related expenses. The foregoing is qualified in its entirety by reference to the form of Indemnity Agreement attached hereto as Exhibit 10.1, which is herein incorporated by reference. For information related to the transactions covered in Item 404(a) of Regulation S-K, see Section XIV—Other Matters—in Bristow’s Proxy Statement filed on June 15, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated November 9, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2011

BRISTOW GROUP INC. (Registrant)

By:	/s/ Randall A. Stafford
Randall A. Stafford
Senior Vice President and General Counsel, Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated November 9, 2009).